Business Combination	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Business Combination
3. Business Combination
InterPrivate II
As discussed in Note 1, on December 8, 2022, the Company consummated the Merger Agreement dated May 11, 2022, with Legacy Getaround surviving the merger as a wholly owned subsidiary of the Company.
The aggregate consideration for the 2022 Business Combination was approximately $672 million, consisting of 67,200,526 shares of common stock at $10.00 per share. The common stock consideration consists of: (1) 40,293,530 shares of Legacy Getaround convertible redeemable preferred stock, (2) 26,906,996 shares of Legacy Getaround common stock, including shares issuable in respect of warrants and convertible promissory notes (including the 2021 Bridge Note holders). In addition to the consideration for Legacy Getaround equity holders, holders of the Getaround 2022 Bridge Notes received 5,400,542 shares of common stock and holders of the Mudrick Convertible Notes received 266,156 shares of common stock.
Pursuant to the Merger Agreement, 9,000,000 Bonus Shares were distributed pro rata to non-redeeming Public Stockholders of InterPrivate II. In addition, 57,358 Bonus Shares were distributed to EarlyBirdCapital, Inc. (one of the underwriters in InterPrivate II's initial public offering), an aggregate of 34,412 Bonus Shares were distributed to the former independent directors of InterPrivate II who each held Founder Shares and 1,908,230 Bonus Shares were distributed to InterPrivate Acquisition Management II LLC (the “Sponsor”). The allocation of Bonus Shares to InterPrivate II Public Stockholders was designed to minimize redemptions, however, the shares held by EarlyBirdCapital, Inc., the former independent directors of InterPrivate II, and the

Sponsor were not subject to redemption, thus the Bonus Shares allocated to these holders is presumed to be non-cash
compensation to close the 2022 Business Combination. The Company recognized approximately $17.6 million in expense within Transaction costs on the consolidated statement of operations.
In connection with the 2022 Business Combination, Legacy Getaround incurred direct transaction costs of $9.2 million, consisting primarily of legal, accounting and other professional fees. The Company paid approximately $24.4 million for obligations of InterPrivate II that existed prior to close that were incurred as part of the 2022 Business Combination.
Pursuant to the Merger Agreement, following the closing of the transaction, Legacy Getaround stockholders and holders of the 2021 Bridge Notes will be entitled to receive an additional aggregate 34,000,000 Earnout Shares upon the satisfaction of certain stock price performance conditions following the closing date of the transaction and expiring on the seventh anniversary of the closing date. The Earnout Shares are accounted for as equity classified equity instruments at initial issuance and recorded in additional paid-in capital on the Company's consolidated balance sheet. Until the shares are issued and released, the Earnout Shares are not included in shares outstanding. As of the date of the 2022 Business Combination, the Earnout Shares had a fair value of approximately $270.2 million.
HyreCar
On May 16, 2023, the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with HyreCar Inc., a Delaware corporation (the “Seller”). The Seller is a national carsharing marketplace for ridesharing, food, and package delivery via its proprietary technology platform. The Seller established a leading presence in Mobility as a Service through individual vehicle owners, dealers, rental agencies, and OEMs that wish to participate in new mobility trends. Pursuant to the Asset Purchase Agreement, the Company acquired substantially all of the assets owned, controlled or used by the Seller related to the operation of its peer-to-peer
car sharing business and certain of the Seller's liabilities (the “Assumed Liabilities”), as such terms are defined in the Asset Purchase Agreement, for an aggregate purchase price of $8.13 million, comprised of cash and certain credits for the Assumed Liabilities.
The following table summarizes the fair values of assets acquired and liabilities assumed at the date of the acquisition (in thousands):

Consideration:
Cash (net of cash acquired)	$7,826

Assets acquired and liabilities assumed:
Current assets (excluding cash)	$1,232
Intangible assets	9,380
Assumed current liabilities	(3,604)

Net assets acquired	7,008
Goodwill	818

Net assets acquired	$7,826

The fair value of the identifiable intangible assets acquired include the following (in thousands):

	Fair Value	Estimated useful life
Customer relationships - car renters	$6,720	1.4
Customer relationships - car owners	2,090	2.6
Developed technology	490	0.6
Tradename	80	0.6
All finite-lived intangible assets are amortized on a straight-line basis, which approximates the pattern in which the economic benefits of the intangible assets are consumed. Approximately $0.8 million of the acquired goodwill is expected to be deductible for tax purposes. Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired and is primarily attributable to intangible assets that do not qualify for separate recognition, including the assembled workforce of the acquired business, and expected synergies at the time of the acquisition.
Transaction expenses consists primarily of consulting and legal fees and are not included as a component of the consideration transferred but are recognized as general and administrative expenses in the period ended December 31, 2023.
Pro Forma Financial Information (Unaudited)
The following unaudited pro forma financial information summarizes the results of operations for the Company as though the 2023 Business Combination had occurred on January 1, 2022. The unaudited pro forma financial information has been presented for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the acquisition taken place on the date indicated, or the future consolidated results of operations of the Company.

Year Ended December 31, 2022 (Unaudited)
Total revenue	$100,533
Net loss	$(153,125)